UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2017

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (313) 758-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report of American Axle & Manufacturing Holdings, Inc. (“AAM”) files (i) the unaudited  condensed consolidated balance sheets of Metaldyne Performance Group Inc. (“MPG”) as of April 2, 2017 and December 31, 2016, unaudited condensed consolidated  financial statements for the quarter ended April 2, 2017 and April 3, 2016 and the notes related thereto, and (ii) AAM’s unaudited pro forma condensed combined financial statements, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2016 and for the nine-months ended September 30, 2017, and the notes related thereto, all of which reflect AAM’s acquisition of MPG, which closed on April 6, 2017.

Item 9.01          Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired

MPG’s unaudited  condensed consolidated balance sheets  as of April 2, 2017 and December 31, 2016, unaudited condensed consolidated  financial statements for the quarter ended April 2, 2017 and April 3, 2016 and the notes related thereto are filed as Exhibit 99.1 hereto.

(b)          Pro Forma Financial Information

AAM’s unaudited pro forma condensed combined financial statements, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and for the nine-months ended September 30, 2017, and the notes related thereto, all of which reflect AAM’s acquisition of MPG, are filed as Exhibit 99.2 hereto.

(d)	Exhibit

99.1
MPG’s unaudited condensed consolidated balance sheets as of April 2, 2017 and December 31, 2016, unaudited condensed consolidated financial statements for the quarter ended April 2, 2017 and April 3, 2016 and the notes related thereto.

99.2
AAM’s unaudited pro forma condensed combined financial statements, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2016 and for the nine-months ended September 30, 2017, and the notes related thereto, all of which reflect AAM’s acquisition of MPG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: November 7, 2017	By:	/s/ Christopher J. May
Christopher J. May
Vice President & Chief Financial Office

Exhibit Number	Exhibit

99.1
MPG’s unaudited condensed consolidated balance sheets as of April 2, 2017 and December 31, 2016, unaudited condensed consolidated financial statements for the quarter ended April 2, 2017 and April 3, 2016 and the notes related thereto.

99.2
AAM’s unaudited pro forma condensed combined financial statements, the unaudited pro forma condensed combined statement of income for the year ended December 31, 2016 and for the nine-months ended September 30, 2017, and the notes related thereto, all of which reflect AAM’s acquisition of MPG.